Exhibit 10.7
THIRD AMENDMENT AGREEMENT
     This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 31st day of May, 2007 among:
     (a) THE J. M. SMUCKER COMPANY, an Ohio corporation (“US Borrower”);
     (b) SMUCKER FOODS OF CANADA CO., a Nova Scotia corporation (“Canadian Borrower” and, together with US Borrower, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”); and
     (e) BANK OF MONTREAL, as the Canadian funding agent and syndication agent under the Credit Agreement (the “Canadian Funding Agent”).
     WHEREAS, Borrowers, Lenders and Agent are parties to that certain Credit Agreement, dated as of June 18, 2004, that provides, among other things, for loans and letters of credit aggregating One Hundred Eighty Million Dollars ($180,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment; and
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Lenders agree as follows:
     1. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Intercreditor Agreement” and “Note Purchase Agreement” therefrom and to insert in place thereof, respectively, the following:
     “Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of the Closing Date among Agent, for the benefit of and on behalf of the Lenders, and the Noteholders, as amended and restated on May 31, 2007, and as the same may from time to time be further amended, restated or otherwise modified.

     “Note Purchase Agreement” shall mean, collectively, (a) those certain Note Purchase Agreements, each dated as of June 16, 1999, among US Borrower and each of the Purchasers (as defined therein), as amended through the date of this Agreement, relating to $75,000,000 of 6.77% Senior Notes due June 1, 2009; (b) those certain Note Purchase Agreements, each dated as of August 23, 2000, among US Borrower and each of the Purchasers (as defined therein), as amended through the date of this Agreement, relating to (i) $17,000,000 of 7.70% Series A Senior Notes due September 1, 2005, (ii) $33,000,000 of 7.87% Series B Senior Notes due September 1, 2007, and (iii) $10,000,000 of 7.94% Series C Senior Notes due September 1, 2010; (c) that certain Note Purchase Agreement, dated as of May 27, 2004, among US Borrower and each of the Purchasers (as defined therein), relating to $100,000,000 of 4.78% Senior Notes due June 1, 2014; (d) that certain Note Purchase Agreement, dated as of May 31, 2007, among US Borrower and each of the Purchasers (as defined therein), relating to $400,000,000 of 5.55% Senior Notes due April 1, 2022; and (e) any other similar public or private debt instrument or agreement that (i) meets the definition of Material Indebtedness Agreement and (ii) is entitled to the benefits of the Intercreditor Agreement; as each of the foregoing may from time to time be further amended, restated or otherwise modified or replaced.
     2. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:
     “Third Amendment Effective Date” shall mean May 31, 2007.
     3. Amendment to Borrowing. Subsection (a) of Section 5.8 of the Credit Agreement is hereby amended to delete subpart (iii) therefrom and to insert in place thereof the following:
     (iii) the Long-Term Funded Debt incurred pursuant to the Note Purchase Agreements existing as of the Third Amendment Effective Date;
     4. Deletion from Other Covenants. Section 5.21 of the Credit Agreement is hereby amended to delete the phrase “existing as of the Closing Date (but including amendments thereof)” from the first sentence thereof.
     5. Amendment to Note Purchase Agreements. Article V of the Credit Agreement is hereby amended to delete Section 5.23 therefrom and to insert in place thereof the following:
     Section 5.23. Note Purchase Agreements. US Borrower shall not, without the prior written consent of Agent and the Required Lenders, (a) amend, restate, supplement or otherwise modify any Note Purchase Agreement to (i) increase the principal amount outstanding thereunder, unless the amount of such increase shall be permitted pursuant to Section 5.8(a)(v) hereof, or (ii) otherwise modify any provision such that a Default or Event of Default will exist, or (b) grant or suffer to exist (upon the happening of a contingency or otherwise) any Lien securing any of the obligations under any of the Note Purchase Agreements.
     6. Closing Deliveries. Concurrently with the execution of this Amendment:

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     (a) Borrowers shall cause (i) each Guarantor of Payment to execute the attached Acknowledgment and Agreement, and (ii) pay all legal fees and expenses of Agent in connection with this Amendment; and
     (b) Agent, the Noteholders and US Borrower shall execute an Amended and Restated Intercreditor Agreement and, in connection therewith, each Lender hereby authorizes Agent to execute such agreement on its behalf, and agrees to be bound thereby.
     7. Representations and Warranties. Each Borrower hereby represents and warrants to Agent and the Lenders that (a) such Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) such Borrower is not aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms.
     8. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     9. Waiver. Each Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     10. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     11. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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     12. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     13. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. BORROWERS, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

THE J. M. SMUCKER COMPANY

By: Name:	/s/ Mark R. Belgya Mark R. Belgya
Title:	CFO, VP and Treasurer

SMUCKER FOODS OF CANADA CO.

By: Name:	/s/ Mark R. Belgya Mark R. Belgya
Title:	VP and Treasurer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By: Name:	/s/ Brendan A. Lawlor Brendan A. Lawlor
Title:	Senior Vice President

BANK OF MONTREAL, as Canadian Funding Agent, Syndication Agent and as a Lender

By: Name:	/s/ Ben Ciallella Ben Ciallella
Title:	Vice President
Signature Page 1 of 2 to
Third Amendment Agreement

FIFTH THIRD BANK

By: Name:	/s/ James P. Byrnes James P. Byrnes
Title:	Senior Vice President

BANK OF MONTREAL, Chicago branch

By: Name:	/s/ Betzaida Erdelyi Betzaida Erdelyi
Title:	Director

FIFTH THIRD BANK, Toronto branch, a branch of an Ohio banking corporation

By: Name:	/s/ Jeremiah A. Hynes Jeremiah A. Hynes
Title:	Vice President & Principal Officer
Signature Page 2 of 2 to
Third Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of May 31, 2007. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE J. M. SMUCKER COMPANY		J.M. SMUCKER LLC (f/k/a Smucker-IMC, Inc.)

By: Name:	/s/ Mark R. Belgya Mark R. Belgya	By: Name:	/s/ Mark R. Belgya Mark R. Belgya
Title:	CFO, VP and Treasurer	Title:	CFO, VP and Treasurer
Signature Page to
Acknowledgment and Agreement